UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2012

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other

On July 25, 2012, Hecla Mining Company (the “Company”) issued a news release with respect to the Company’s intention to make a cash offer to acquire U.S. Silver Corporation.  The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

On July 26, 2012, the Company issued a news release announcing the commencement of offers to acquire all of the outstanding common shares and warrants of U.S. Silver Corporation, by an indirect wholly owned subsidiary of the Company.  The news release is attached hereto as Exhibit 99.2 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99.1	News Release, dated July 25, 2012. *

99.2	News Release, dated July 26, 2012. *

*           Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

	By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: July 26, 2012